EXHIBIT 10.20


THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock: 100,000

                                    WARRANT

                           To Purchase Common Stock of

                            KELLSTROM INDUSTRIES INC.

     THIS IS TO CERTIFY THAT J. W. Charles Securities Inc. or registered assigns, is entitled, at any time and from time to time prior to April 11, 2001, to purchase from KELLSTROM INDUSTRIES, INC., a Delaware corporation (the "Company"), 100,000 shares of the Common Stock, par value $.001 per share, of the Company ("Common Stock") at a purchase price of $8.75 per share, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

     This Warrant shall be exercisable, in whole or in part, at any time and from time to time prior to its expiration by its surrender to the Company at the principal office thereof (wherever then located), with the exercise form attached hereto completed and executed and accompanied by payment in full of the exercise price for the number of shares to be purchased.

     If after the date hereof, and subject to the provisions with respect to fractional shares set forth below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective day of such stock dividend or split-up, the number of shares issuable on exercise of this Warrant ("Warrant Shares") shall be increased in proportion to such increase in outstanding shares of Common Stock and the then applicable Exercise Price shall be correspondingly decreased. If after the date hereof, and subject to the provisions with respect to fractional shares set forth below, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar


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event, then, after the effective date of such of consolidation, combination or reclassification, the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares and the then applicable Exercise Price shall be correspondingly increased. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be affected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrants Shares) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. Upon every adjustment of the Exercise Price or the number of Warrant Shares, the Company shall give written notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of Warrant Shares purchasable at such price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in the first, second or third sentence of this paragraph, then, in any such event, the Company shall give written notice in the manner set forth above of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Com-

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mon Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this paragraph, the holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, determined as follows:

            (i) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market or Nasdaq SmallCap Market or the OTC Bulletin Board, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

           (ii) if the Common Stock is not listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

          (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount determined in such reasonable manner prescribed by the Board of Directors of the Company.

     This Warrant may be redeemed, at the option of the Company as a whole and not in part from to its expiration, at the office of the Company, upon the notice specified below, at the price of $.01 per Warrant ("Redemption Price"), provided that the last sales price of the Common Stock has been at least 170% of the then effective Exercise Price on each of the twenty (20) consecutive trading days ending on the third business day prior to the date on which notice of redemption is given. In the event

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the Company shall elect to redeem all or any part of this Warrant, the Company shall fix a date for the redemption. Notice of redemption shall be mailed by the first class mail, postage prepaid, by the Company not less than 30 days from the date fixed for redemption to the holder of this Warrant at their last address specified by such holder to the Company in writing as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice. This Warrant may be exercised in accordance with the terms hereof at any time after notice of redemption shall have been given by the Company pursuant hereto and prior to the time and date fixed for redemption. On and after the redemption date, the record holder of this Warrant shall have no further rights except to receive, upon surrender of this Warrant, the redemption price. This Warrant does not entitle the holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

     Neither this Warrant nor the Warrant Shares may be sold, assigned or otherwise transferred by the holder hereof until April 11, 1997 without the prior written consent of the Company.

     In the event that, at any time following the exercise (in whole or in part) of this Warrant, the Company shall undertake to register under the federal securities laws any shares of Common Stock pursuant to a registration statement appropriate for the registration of Warrant Shares and for the subsequent public offering and sale of Warrant Shares by the holder thereof, the Company shall provide such holder with adequate prior written notice of such registration to enable such holder to have Warrant Shares included in such registration. The Company shall pay all of the costs of such registration of Warrant Shares, but shall have no responsibility of any nature whatsoever for the costs or expenses of the holder thereof with respect to the offer or sale of Warrant Shares (including, but not limited to, sales or brokerage commissions and underwriting fees or discounts). As a condition to the inclusion of Warrant Shares in any registration statement of the Company, the holder of such Warrant Shares shall execute and deliver to the Company a registration agreement, in such form as the Company may reasonably require, containing such terms and conditions as are customary in the circumstances. Notwithstanding anything to the contrary set forth in this paragraph, in the event that the Company's undertaking to register shares of

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its Common Stock is in connection with a proposed underwritten public offering of such shares and the proposed underwriter shall request that no Warrant Shares (or a limited number of Warrant Shares) be included in such registration, the right of any holder of Warrant Shares to have Warrant Shares of such holder included in such registration shall be limited in accordance with such request.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

 Dated as of January 1996
                                            KELLSTROM INDUSTRIES INC.


                                            By: /s/ ZIVI R. NEDIVI
                                                ----------------------------
                                                Zivi R. Nedivi

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                                SUBSCRIPTION FORM

     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____________ Shares of the Common Stock, par value $.00l per share, of KELLSTROM INDUSTRIES, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________________ whose address is _________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                            ________________________________
                                            (Name of Registered Owner)


                                            ________________________________
                                            (Signature of Registered Owner)


                                            ________________________________
                                            (Street Address)


                                            ________________________________
                                            (City)    (State)     (Zip Code)


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